                                                             EXHIBIT 10.22


                               GUARANTY AGREEMENT


     THIS GUARANTY AGREEMENT, dated as of January 17, 1995 (the "Guaranty"), is given by LASON HOLDINGS, INC., a Delaware corporation (the "Guarantor"); and is extended to

     FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association with its principal offices in Charlotte, North Carolina ("First Union"), in its capacity as agent (the "Agent") for the Lenders as that term is defined in the Loan Agreement referred to below, and the Lenders (the Agent and the Lenders, together with successors and assigns, individually a "Guaranteed Party" and collectively, the "Guaranteed Parties") for the benefit of

     LASON SYSTEMS, INC., a Delaware corporation formerly known as Lason Acquisition Corp. (the "Borrower").

                                   RECITALS:

     A. The Lenders have agreed to make certain loans in the aggregate principal amount of up to $25,000,000 (the "Loans") to the Borrower pursuant to a Loan Agreement dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the "Loan Agreement"), between the Borrower, the Lenders and the Agent, the terms, conditions and provisions of which are incorporated herein by reference. Capitalized terms that are not defined herein shall have the meanings assigned to such terms in the Loan Agreement. The Loans are evidenced by promissory notes dated as of the date hereof in the aggregate principal amount of up to $25,000,000 (collectively, as amended, modified, supplemented, substituted or restated from time to time, the "Notes").

     B. The Borrower is a wholly-owned subsidiary of the Guarantor. The Borrower and the Guarantor intend to operate as a single business enterprise. Although they are separate corporate entities, and each is adequately capitalized and maintains all corporate formalities, the Borrower and the Guarantor operate under a shared business plan and with a combined effort.

     C. The Lenders have required, as a condition to making the Loans, among other things, that the Guarantor guarantee to the Guaranteed Parties the payment of the Obligations, as defined in the Loan Agreement, including without limitation all amounts due and payable under the Notes, and that such guaranty be secured by a pledge by the Guarantor to the Agent, for the benefit of the Lenders, of all of the issued and outstanding capital stock of the Borrower pursuant to the terms of the Guarantor Pledge Agreement dated as of the date hereof between the Borrower and the Agent (as amended, modified, supplemented or restated from time to time, the

"Pledge Agreement"). Without this Guaranty the Lenders would be unwilling to make the Loans to the Borrower.

     D. Because of the direct benefit to the Guarantor from the Loans to the Borrower, the Guarantor agrees to guarantee to the Guaranteed Parties the Obligations of the Borrower as set forth herein.

     NOW, THEREFORE, in consideration of the Agent's and the Lenders' entering into the Loan Agreement and making the Loans to the Borrower:

     1. Guaranty of Payment. The Guarantor hereby irrevocably, absolutely and unconditionally guarantees to the Guaranteed Parties the payment and performance, when due, by stated maturity, acceleration or otherwise, of the Obligations (as defined in the Loan Agreement). The obligations of the Guarantor hereunder are referred to as the "Guaranty Obligations." The guaranty of the Guarantor as set forth in this SECTION 1 is a guaranty of payment and not of collection.

     2. Subordination. Any Indebtedness of the Borrower to the Guarantor now or hereafter existing, together with any interest thereon, including without limitation any Indebtedness of the Borrower to the Guarantor in any proceeding under the Bankruptcy Code, shall be, and such Indebtedness is hereby, deferred, postponed and subordinated to the Obligations. As regards any such Indebtedness, the Guarantor shall not, and shall not permit the Borrower to, commit or allow the commission of any transfer, acceleration, forgiveness, prepayment, modification, conversion or further subordination without the express written consent of the Agent. If any such Indebtedness is or becomes represented by any written instrument, such instrument shall forthwith be endorsed and delivered to the Agent, for the benefit of the Lenders. Notwithstanding the foregoing, the Borrower may make payments on any such Indebtedness to the Guarantor provided no Default or Event of Default is in existence at the time of any such payment or would result from such payment.

     3. Release of Collateral, Parties Liable, etc. The Guarantor agrees that the whole or any part of the security now or hereafter held for the Obligations and the Guaranty Obligations may be exchanged, compromised, or surrendered from time to time; that the Guaranteed Parties shall have no obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held for the Obligations or the Guaranty Obligations or the properties subject thereto; that the time or place of payment of the Obligations and the Guaranty Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; that the Borrower may be granted indulgences generally; that any of the provisions of the Loan Agreement, the Notes, the other




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Loan Documents, or any other documents executed in connection with this transaction (other than this Guaranty Agreement and the Pledge Agreement), may be modified, amended, supplemented, restated or waived; that any party (including any co-Guarantor) liable for the payment thereof may be granted indulgences or released; and that any deposit balance for the credit of the Borrower, the Guarantor or any other party liable for the payment of the Obligations or the Guaranty Obligations or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of the Obligations or the Guaranty Obligations, all without notice to or further assent by the Guarantor, who shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

     4. Waiver of Rights. The Guarantor expressly waives: (a) notice of acceptance of this Guaranty by the Guaranteed Parties and of all extensions of credit to the Borrower by the Lenders; (b) presentment and demand for payment of any of the Obligations or the Guaranty Obligations; (c) protest and notice of dishonor or of default to the Guarantor or to any other party with respect to the Obligations or the Guaranty Obligations or with respect to any security therefor; (d) notice of the Guaranteed Parties' obtaining, amending, substituting for, releasing, waiving or modifying any security interest, liens or encumbrances now or hereafter securing the Obligations or the Guaranty Obligations, or the Guaranteed Parties' subordinating, compromising, discharging or releasing such security interests, liens or encumbrances; (e) to the extent permitted by applicable law, all other notices to which the Guarantor might otherwise be entitled; (f) any requirement that the Guaranteed Parties protect, secure, perfect or insure any security interest, lien or other charge or encumbrance on any property; (g) demand for payment under this Guaranty; and (h) any right to assert against any Guaranteed Party, as a defense, counterclaim, set-off, or cross-claim, any defense (legal or equitable), set-off, counterclaim or claim that the Guarantor may now or hereafter have against any Guaranteed Party or the Borrower, other than compulsory counterclaims. The Guarantor waives the benefit of any statute of limitations affecting the Guarantor's liability hereunder or the enforcement thereof.

     5. Primary Liability of the Guarantor. The Guarantor agrees that this Guaranty may be enforced by the Guaranteed Parties without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes or any collateral now or hereafter securing the Obligations, the Guaranty Obligations or otherwise, and Guarantor hereby waives the right to require the Guaranteed Parties to proceed against the Borrower or any co-Guarantor or to require the Guaranteed Parties to pursue any other remedy or enforce any other right. Without limiting the generality of the foregoing, the Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. Sections 26-7 through 26-9 inclusive. The






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Guarantor further agrees that nothing contained herein shall prevent the
Guaranteed Parties from suing on the Notes or foreclosing their security interest in or lien on any collateral now or hereafter securing the Obligations or the Guaranty Obligations or from exercising any other rights available to them under the Notes, the Loan Agreement, the other Loan Documents or any other document or instrument executed in connection with the Obligations or the Guaranty Obligations if neither the Borrower nor the Guarantor timely perform thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of the Guarantor's Guaranty Obligations hereunder; it being the purpose and intent of the Guarantor that the Guarantor's Guaranty Obligations shall be absolute, independent and unconditional under any and all circumstances. Neither the Guarantor's Guaranty Obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrower or any co-Guarantor or by reason of the Borrower's or any co- Guarantor's bankruptcy or insolvency. The Guarantor acknowledges that the terms "Obligations" and "Guaranty Obligations" as used herein include any payments made by the Borrower or the Guarantor to the Guaranteed Parties and subsequently recovered by the Borrower or the Guarantor or a trustee for either of them pursuant to the Borrower's or the Guarantor's bankruptcy or insolvency.

     6. Security. The Guaranty Obligations are secured by perfected and first-priority security interests in the Pledged Collateral (as defined in the Pledge Agreement). The Guarantor agrees that in the event the Guarantor fails to pay its obligations hereunder when due and payable under this Guaranty, the Agent and each of the Lenders shall have all the rights and remedies available under the Pledge Agreement immediately and without further action by the Agent or any Lender.

     7. Attorneys' Fees and Costs of Collection. If at any time or times hereafter the Agent or any other Guaranteed Party employs counsel to pursue collection, to intervene, to sue for enforcement of the terms hereof or of the Notes or other Loan Documents, or to file a petition, complaint, answer, motion or other pleading in any suit or proceeding relating to this Guaranty, the Pledge Agreement, the Notes or other Loan Documents, then in such event, all of the reasonable attorneys' fees relating thereto shall be an additional liability of the Guarantor to the Agent, payable on demand.

     8. Term of Guaranty. This Guaranty shall continue in full force and effect until the Obligations and Guaranty Obligations are fully paid, performed and discharged, the Commitments of the Lenders under the Loan Agreement have terminated, and any and all Swap Agreements have expired or have been cash settled. This Guaranty covers the Obligations and the Guaranty Obligations whether presently outstanding or arising subsequent to the date





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hereof including all amounts advanced by the Lenders in stages or installments.

     9. Representations and Warranties. As of the date hereof, the Guarantor warrants and represents to the Guaranteed Parties as follows:

          (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization; the Guarantor has the full power, authority and legal right to execute, deliver and perform this Guaranty; and this Guaranty has been duly and validly authorized by all necessary corporate action and is binding upon and enforceable against the Guarantor, its successors and assigns in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general equitable principles or matters of public policy.

          (b) There is no litigation, claim, action or proceeding pending or, to the best knowledge of the Guarantor, threatened against the Guarantor that would materially adversely affect the financial condition of the Guarantor or its ability to fulfill its obligations hereunder.

          (c) The execution, delivery and performance by the Guarantor of this Guaranty, the Pledge Agreement and any other instrument executed by it in connection herewith do not and will not (i) conflict with or result in any breach of, or constitute with the passage of time or the giving of notice or both, a default under, the certificate of incorporation or bylaws of the Guarantor, any Requirement of Law, or any agreement to which the Guarantor is a party or by which it or its properties is bound or (ii) result in the creation or imposition of any Lien upon its properties, except for the lien created by the Pledge Agreement.

          (d) No authorization or consent of, or filing with, any Governmental Authority is required for the execution, delivery and performance by the Guarantor of this Guaranty.

          (e) The Guarantor has timely paid all taxes and other charges levied or assessed against it or its properties by any applicable Governmental Authority unless such taxes or charges are being diligently contested by the Guarantor by appropriate proceedings and the failure to pay such taxes and charges timely does not materially and adversely affect the Guarantor. The Guarantor has timely filed all tax returns required by law to be filed (or extension requests with respect thereto have been filed and granted). To the knowledge of the Guarantor, no material controversy in respect of taxes owed or alleged to be owed by Guarantor is pending or threatened on the date hereof.






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          (f)  No event has occurred and is continuing that constitutes an Event of Default hereunder or which, with the passage of time or giving of notice or both, would constitute an Event of Default.

          (g) Neither this Guaranty nor the Pledge Agreement contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading when taken as a whole.

          (h) The Guarantor is Solvent, and will not, as a result of the transactions contemplated hereby, cease to be Solvent.

          (i) All outstanding capital stock of the Borrower is fully paid and is held of record by the Guarantor.

     10. Further Representations and Warranties. The Guarantor further represents to the Guaranteed Parties that the Guarantor has knowledge of the Borrower's financial condition and affairs and represents and agrees that the Guarantor will keep so informed while this Guaranty is in force. The Guarantor agrees that the Guaranteed Parties will have no obligation to investigate the financial condition or affairs of the Borrower for the benefit of the Guarantor or to advise the Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower that might come to the knowledge of any Guaranteed Party at any time, whether or not such Guaranteed Party knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantor or might (or does) materially increase the risk of the Guarantor as guarantor or might (or would) affect the willingness of the Guarantor to continue as guarantor with respect to the Obligations.

     11. Affirmative Covenants. The Guarantor hereby agrees that, unless the Agent and the Required Lenders consent otherwise in writing:

          a. The Guarantor shall deliver, or cause to be delivered to the Agent (for delivery by the Agent to the Lenders) such information about the Guarantor as the Agent may from time to time reasonably request, to the extent that such information is relevant to the performance of the Guarantor's Guaranty Obligations hereunder.

          b. The Guarantor shall promptly, but in no event later than five (5) Business Days after Guarantor obtains knowledge thereof, give written notice to the Agent of (i) any Event of Default hereunder or any event, which with the passage of time or giving of notice or both, shall constitute an Event of Default hereunder, and (ii) any material litigation or proceeding involving claims against the Guarantor which are not covered by insurance and, if requested by the Agent, the Guarantor shall maintain





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reserves therefor in accordance with Generally Accepted Accounting Principles.

          c. The Guarantor shall (i) maintain and preserve its corporate existence and all material licenses, permits and franchises necessary to the conduct of its business, (ii) conduct its business in an orderly and efficient manner, (iii) keep its properties in good working order and condition (normal wear and tear excepted), and (iv) timely file all reports, applications and licenses required by Governmental Authorities.

          d. The Guarantor shall pay all taxes, assessments and other governmental charges when due and all other obligations in accordance with customary trade practices, and shall comply with all acts, regulations and orders of any Governmental Authority; provided, however, that the Guarantor may in good faith by appropriate proceedings and with due diligence contest any such indebtedness, taxes, assessments, governmental charges, acts, regulations and orders so long as such matter does not materially adversely affect the Guarantor, and so long as the Guarantor has established reserves with respect thereto in accordance with the advice of its accountants. The Guarantor shall also comply with and perform all agreements to which it is a party where failure to comply would materially and adversely affect the Guarantor.


          e. The Guarantor shall maintain adequate books, accounts and records, and prepare all financial statements in accordance with Generally Accepted Accounting Principles, consistently applied, and in compliance with the regulations of Governmental Authorities. The Guarantor shall permit any representative of the Agent or any Lender to visit and inspect any of the properties and records of the Guarantor upon reasonable notice at such reasonable times and as often as may be reasonably requested.

          f. The Guarantor shall keep all of the properties owned or used by it insured against loss or damage by fire, explosion and such other risks, and shall maintain general liability insurance, against such casualties, risks and contingencies, and in such amounts, as are customary for similarly situated and properly managed businesses.

     12.     Negative Covenants.

     Guarantor agrees that, unless the Agent and the Required Lenders otherwise consent in writing, Guarantor will not:

          a. Liquidate, wind up its affairs or dissolve, or enter into any merger, share exchange, syndicate or other combination, unless, in the case of a merger, the Guarantor is the surviving corporation of such merger.





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          b.       Except as contemplated by the Pledge Agreement, sell, pledge, hypothecate, or otherwise transfer any of the capital stock of the Borrower or otherwise cease to hold full legal and beneficial title to such stock.

     13. Events of Default The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

          a. The Guarantor fails to make any payment required hereunder with respect to the Guaranty Obligations when such payment is due;

          b. The Guarantor fails to comply with the terms of SECTION 11(B) of this Guaranty;

          c. The Guarantor fails or neglects to observe, perform or comply with, on behalf of the Borrower and in accordance with the Guaranty Obligations, any term, provision, condition or covenant contained in this Guaranty and not described in SUBSECTIONS (A) or (B) above, and the same is not cured to the Guaranteed Parties' reasonable satisfaction within thirty (30) days after Guarantor acquires knowledge thereof;

          d. Any representation or warranty made in writing by or on behalf of the Guarantor in this Guaranty or in the Pledge Agreement in connection herewith or therewith shall prove to have been false or incorrect in any material respect at the time as of which such representation or warranty was made;

          e. The occurrence of any payment default, whether by acceleration or otherwise, of any Indebtedness in excess of $250,000 of the Guarantor, or any other default under any agreement giving rise to such Indebtedness if the effect of the default is to cause the acceleration of or permit the acceleration of such Indebtedness;

          f. The entry of a judgment in excess of $250,000 or the issuance of a warrant of attachment, execution or similar process or the creation of a mechanics lien or other involuntary lien against the Guarantor or any of its assets, which shall not be dismissed, discharged or bonded within sixty (60) days or appealed from and stayed;

          g. A notice of lien, levy or assessment is filed of record on all or any portion the assets of the Guarantor in excess of $250,000 by any Governmental Authority with respect to any claim owing by the Guarantor and becoming a lien or encumbrance upon any asset of the Guarantor and either (i) the same is not dismissed, released or discharged within sixty (60) days after the same becomes a lien or encumbrance or, in the case of ad valorem taxes, prior to the last day when payment may be made without penalty, or (ii) the execution or other enforcement of the same and the claims





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secured thereby are not effectively stayed and are not being actively contested in good faith by appropriate proceedings;

          h. The filing by the Guarantor of any voluntary petition seeking liquidation, reorganization, arrangement, readjustment of debts or for any other relief under any bankruptcy or similar act or law pertaining to insolvency or debtor relief, now or hereafter existing;

          i. The filing against the Guarantor of any involuntary petition seeking liquidation, reorganization, arrangement, readjustment of debts or for any other relief under the any bankruptcy law or other act or law pertaining to insolvency or debtor relief, now or hereafter existing, which petition is not dismissed within sixty (60) days of the date of filing;

          j. A custodian, trustee, receiver or assignee for the benefit of creditors is appointed or takes possession of the properties of the Guarantor in an insolvency proceeding; or

          k. The occurrence of an Event of Default (as defined in the Loan Agreement).

     14. Additional Liability of the Guarantor. If the Guarantor is or becomes liable for any Indebtedness owing by the Borrower to any Guaranteed Party by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby, but shall have all and the same force and effect it would have had if this Guaranty had not existed and the Guaranty Obligations shall not be in any manner impaired or reduced thereby.

     15. Cumulative Rights. All rights of the Guaranteed Parties hereunder or otherwise arising under any documents executed in connection with or as security for the Obligations and the Guaranty Obligations are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of the Guaranteed Parties and without affecting or impairing the liability of the Guarantor.

     16. Usury. Notwithstanding any other provisions herein contained, no provision of this Guaranty shall require or permit the collection from the Guarantor of interest in excess of the maximum rate or amount that the Guarantor may be required or permitted to pay pursuant to any applicable law.

     17.     Multiple Counterparts; Captions; Severability.   This Guaranty may
be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute but one and the same document. Captions are for reference only and in no way limit the terms of this Guaranty. To the extent any provision of this Guaranty is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the





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remainder of such provision or the remaining provisions of this Guaranty.

     18.     Agent's Duty to Lenders.   The Agent is serving as collateral agent
for the Lenders pursuant to the Loan Agreement. The rights and duties of the Agent hereunder shall be exercised for the benefit of the Lenders and in accordance with the duties of the Agent to the Lenders as set forth in the Loan Agreement.

     19. Agent and Lender Assigns. This Guaranty is intended for and shall inure to the benefit of the Guaranteed Parties and each and every Person who shall from time to time be or become the owner or holder of any of the Obligations and the Guaranty Obligations, and each and every reference herein to the "Agent," "Lenders" and "Guaranteed Parties" shall include and refer to each and every successor or assignee of such Persons at any time holding or owning any part of or interest in any part of the Obligations and the Guaranty Obligations. This Guaranty shall be transferable with the same force and effect, and to the same extent, that the Obligations and the Guaranty Obligations are transferable, it being understood and stipulated that upon assignment or transfer by any Guaranteed Party of any of the Obligations and the Guaranty Obligations the legal holder or owner of the Obligations and the Guaranty Obligations (or a part thereof or interest therein thus transferred or assigned by such Guaranteed Party) shall (except as otherwise stipulated by the Guaranteed Party in its assignment) have and may exercise all of the rights granted to the Guaranteed Party under this Guaranty to the extent of that part of or interest in the Obligations and the Guaranty Obligations thus assigned or transferred to said Person. The Guarantor expressly waives notice of transfer or assignment of the Obligations and the Guaranty Obligations, or any part thereof, or of the rights of a Guaranteed Party hereunder. Failure to give notice will not affect the liabilities of the Guarantor hereunder.

     20. Application of Payments. The Agent may apply payments received by it, for the account of the Lenders, from any source against that portion of the Obligations and the Guaranty Obligations (principal, interest, court costs, attorneys' fees or other) in such priority and fashion as it may deem appropriate, subject to the Agent's obligations to the Lenders under the Loan Agreement.

     21.     Notice.   All notices and other communications hereunder shall be
in writing and shall be deemed to have been validly served, given or delivered three (3) days after deposit in the United States mails with postage prepaid, as certified or registered mail and addressed to the party to be notified as follows:





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     If to the Guarantor:             Lason Holdings, Inc.
                                      29400 Schoolcraft
                                      Livonia, MI 48150
                                      Attn: Messrs. Robert A. Yanover and Allen
                                      J. Nesbitt
                                      Teleccopy:  (313) 525-4619

     with copies (which copies shall not constitute notice to the Guarantor) to:

                                      Mr. Elliott W. Maluth
                                      Golder, Thoma, Cressey, Raunder, Inc.
                                      6100 Sears Tower
                                      Chicago, IL 60606-6402
                                      Telecopy:  (312) 382-2201

                                      and

                                      Mr. Laurence Deitch
                                      Seyburn, Kahn, Ginn et al.
                                      2000 Town Center, Suite 1500
                                      Southfield, MI 48075
                                      Telecopy:  (810) 351-3550

                                      and

                                      Mr. John L. Kuehn
                                      Kirkland & Ellis
                                      200 East Randolph Drive
                                      Chicago, IL 60601
                                      Telecopy:  (312) 861-2200

     If to the Agent:                 First Union National Bank
                                        of North Carolina
                                      Corporate Finance Division
                                      One First Union Center, CORP-8
                                      301 South College Street
                                      Charlotte, North Carolina 28288-0737
                                      Attn:  Braxton B. Comer
                                      Telecopy:  (704) 374-3300

     with copies (which copies shall not constitute notice to the Agent) to:
                                      Robinson, Bradshaw & Hinson, P.A.
                                      101 North Tryon Street
                                      1900 Independence Center
                                      Charlotte, North Carolina 28246
                                      Attn:  Ken R. Bramlett, Jr.
                                      Telecopy:  (704) 378-4000

and, to each Lender, at the address given for such Lender on Annex I to the Loan Agreement, or for each party hereto, to such other address as such party may designate for itself by like





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

notice. Notice also shall be deemed to have been validly served, given or delivered on the date of delivery to such party at such address, if notice is given or delivered by overnight delivery service, hand, telex, telegram or facsimile transmitter (with confirmed receipt).

     22. No Waiver; Amendments. No delay on the part of the Agent, the Lenders or of any holder of any of the Guaranty Obligations in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No amendment of any provision of this Guaranty Agreement shall in any event be effective unless the same shall be in writing and signed by the Agent, on behalf of the Lenders, and the Guarantor.

     23. GOVERNING LAW; APPOINTMENT OF AGENT FOR SERVICE OF PROCESS; CONSENT TO JURISDICTION. THIS GUARANTY HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT, AND SHALL BE DEEMED TO HAVE BEEN MADE IN, NORTH CAROLINA AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE GUARANTEED PARTIES AND THE GUARANTORS DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NORTH CAROLINA. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE COURT WITHIN MECKLENBURG COUNTY, NORTH CAROLINA OR ANY FEDERAL COURT LOCATED WITHIN THE WESTERN DISTRICT OF THE STATE OF NORTH CAROLINA FOR ANY PROCEEDING INSTITUTED HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY PROCEEDING TO WHICH ANY GUARANTEED PARTY OR GUARANTOR IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY GUARANTEED PARTY OR GUARANTOR. GUARANTOR IRREVOCABLY AGREES TO BE BOUND (SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF GRANTED THEREBY AND FURTHER WAIVES ANY OBJECTION THAT IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY GUARANTEED PARTY OTHERWISE SO ENTITLED TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

     24. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY WAIVES TRIAL BY JURY TO THE EXTENT AND ON THE TERMS PROVIDED IN SECTIONS 15.2(b) AND (c) OF THE LOAN AGREEMENT, WITH THE SAME FORCE AND EFFECT AS IF SUCH PROVISIONS OF THE LOAN AGREEMENT WERE SET FORTH IN FULL HEREIN AND AS IF EACH REFERENCE IN SUCH PROVISIONS TO BORROWER REFERRED TO THE GUARANTOR.

     25. CONFLICT OF TERMS. The terms of this Guaranty Agreement and the terms of the Loan Agreement shall be construed and





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

interpreted to the fullest extent possible to give effect to all such terms. In the event of any conflict between the terms of this Guaranty Agreement and the Loan Agreement, the terms of the Loan Agreement shall control.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty under seal as of the day and year first above written.

                                         LASON HOLDINGS, INC.,
                                         a Delaware corporation


                                         By:      /s/ Allen J. Nesbitt
                                                  -----------------------
                                                  Name: Allen J. Nesbitt
                                                  Title: President


                                         FIRST UNION NATIONAL BANK OF NORTH
                                         CAROLINA, as Agent


                                         By:      /s/ Braxton B. Comer
                                                  ------------------------
                                                  Braxton B. Comer
                                                  Vice President





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